UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2007

                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                     001-11777                     77-0227341
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  (State or other          (Commission File Number)            (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)

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                               1528 Moffett Street
                               Salinas, California         93905
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               (Address of principal executive offices) (Zip Code)


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       Registrant's telephone number, including area code: (831) 753-6262

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an
            Off-Balance sheet Arrangement

      On November 15, 2007, Monterey Gourmet Foods, Inc. (the "Company") signed a 10 year triple-net lease for approximately 93,000 square feet to be used for production, storage, warehousing, and office space. The leased facility is located at 8010 South 228 Street, Kent Washington. The facility will be used to consolidate the four facilities currently being leased in the Seattle, Washington area and whose leases expire in 2008.

      The initial term of the lease commences January 1, 2008, with two five-year non-transferable options. The first year's annual rental is $403,000, increasing to $701,000 in the final year, and the total lease payments for the full 10 years are expected to be approximately $6,027,000.

      On November 21, 2007 Monterey Gourmet Foods, Inc. issued a press release to announce the signing of the lease. The full text of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

           Exhibit
             No.                              Description

            10.27 Commercial Lease dated November 15, 2007 between the Company and RREEF America REIT II Corp II.

             99.1     November 21, 2007 Press Release by Monterey Gourmet Foods,
                      Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MONTEREY GOURMET FOODS, INC.
                                                   (Registrant)

Date: November 21, 2007                            By: /s/ Scott S. Wheeler
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                                                       Scott S. Wheeler
                                                       Chief Financial Officer